Exhibit 10.8

FIRST AMENDMENT TO

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the “Amendment”) is dated and effective as of February 28, 2020 (the “Amendment Date”), by and among NOCIMED, INC., a Delaware corporation (the “Company”), and the parties set forth on the signature pages hereto. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Co-Sale Agreement (as defined below).

WHEREAS, the parties previously entered into that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of July 27, 2017 (the “Co-Sale Agreement”); and

WHEREAS, the parties now desire to amend the Co-Sale Agreement in certain respects on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

1.       AMENDMENT AND RESTATEMENT OF SECTION 6.3. Section 6.3 of the Co-Sale Agreement be and hereby is amended and restated in its entirety to read as follows:

“6.3 Amendment. Any provision of this Agreement may be amended or modified and/or the observance thereof may be waived or this Agreement terminated, only with the written consent of (a) the Company, (b) as to the Investors, persons holding at least a majority of the Common Stock then issued or issuable upon the conversion of the Series B Preferred Stock and Series B-1 Preferred Stock held by the Investors and their assignees, pursuant to Section 6.4 hereof, and (c) as to the Key Holders, only by the holders of a majority of the Key Holder Stock held by Key Holders then providing services to the Company as officers, employees or consultants; provided, however, that no consent of any Key Holder shall be necessary for any amendment and/or restatement which merely includes additional holders of Series B-1 Preferred Stock or other preferred stock of the Company as “Investors” as parties hereto or other employees of the Company as “Key Holders” and parties hereto and does not otherwise materially increase such Key Holders’ obligations hereunder other than the change in the number of shares determined by Section 2.3 and/or 2.4 hereof as a result of the addition of such additional holder. Any amendment or waiver effected in accordance with clauses (a), (b), and (c) of this Section 6.3 shall be binding upon each Investor, its successors and assigns, the Company and each of the Key Holders. No consent of any party hereto shall be necessary to include as a party to this Agreement any transferee required to become a party hereto pursuant to Section 3.1 hereof.”

2.       GENERAL.

(a)               This Amendment shall be effective for all purposes as of the Amendment Date. Except as expressly modified herein, the Co-Sale Agreement shall continue in full force and effect in accordance with its original terms.

(b)               The Co-Sale Agreement, including as herein amended by and integrated with this Amendment, comprises the sole and exclusive agreement and consent of the parties, and the terms of which shall prevail over and amend or modify any otherwise conflicting term of any other prior or contemporaneous agreement or rights of the parties.

(c)               This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document. Electronic signatures shall be effective as original signatures.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date.

COMPANY:		INVESTORS:

NOCIMED, INC.		NUVASIVE, INC.

By:	/s/ L. Brett Lanuti	By:	/s/ Sean Freeman
	L. Brett Lanuti		Sean Freeman
	Chief Executive Officer		SVP Strategy & Corp Dev.

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date.

KEY HOLDERS:

DAVID S. BRADFORD REVOCABLE TRUST		EMERGE

By:	/s/ David S. Bradford, M.D.	By:	/s/ James C. Peacock III
Name: David S. Bradford, M.D.		Name: James C. Peacock III
Title: Trustee		Title: n/a

DAVID S. BRADFORD, M.D.	JAMES C. PEACOCK III

/s/ David S. Bradford	/s/ James C. Peacock III

JOHN PATRICK CLAUDE	JEFFREY LOTZ, PH.D.

/s/ John Patrick Claude	/s/ Jeffrey Lotz, Ph.D.

CHRIS WAKEMAN

/s/ Chris Wakeman

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

BRETT LANUTI

/s/ Brett Lanuti

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

SC CAPITAL 1 LLC

By:	/s/ David K. Neal

Name:	David K. Neal
Title:	Member

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

BRIAN SCOTT

/s/ Brian Scott
(Signature)

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

DAVID K. NEAL

/s/ David Neal

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

ROGER SUNG

/s/ Roger Sung
(Signature)

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

EASTLACK FAMILY LIVING TRUST, DATED FEBRUARY 27, 2007

/s/ Robert Eastlack
Signature

Robert Eastlack
Signatory Name

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

PAUL STANTON

/s/ Paul Stanton
(Signature)

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

MICHAEL L. ROBERTS AND CHERYL WALKER ROBERTS FAMILY TRUST

/s/ Michael L. Roberts
Signature

Michael L. Roberts
Signatory Name

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

BEE BROTHERS INVESTMENTS LLC

/s/ James M. Bee
Signature

James M. Bee
Signatory Name

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

BEE FAMILY ENTERPRISES

/s/ James M. Bee
Signature

James M. Bee
Signatory Name

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

STONE CAPITAL LLC

/s/ James M. Bee
Signature

James M. Bee
Signatory Name

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

JULIAN J. CLARK JR.

/s/ Julian J. Clark Jr.
(Signature)

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Right of First Refusal and Co-Sale Agreement as of the Amendment Date

INVESTOR:

Rivelli Family Trust Dated May 30, 1986

/s/ Patrick A. Rivelli
(Signature)

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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